FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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PETROLEUM & RESOURCES CORPORATION
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Petroleum & Resources Corporation
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

INVESTING IN RESOURCES FOR THE FUTURE®

ANNUAL REPORT 2011

Petroleum & Resources Corporation®

2011 AT A GLANCE

THE CORPORATION

•	a closed-end equity investment company emphasizing energy and resources stocks
•	objectives:	preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	low turnover

STOCK DATA (12/31/11)

NYSE Symbol .................... PEO
Market Price ....................... $24.48
52-Week Range .................. $20.84 – $31.47
Discount .............................. 14.4%
Shares Outstanding .............. 25,641,018

SUMMARY FINANCIAL INFORMATION

	Year Ended December 31,
	2011	2010
Net asset value per share	$28.58	$30.73
Total net assets	732,810,692	761,735,503
Unrealized appreciation	302,253,570	352,104,389
Net investment income	10,208,955	8,486,334
Net realized gain	39,332,517	22,810,200
Total return (based on market price)	(2.3)%	19.6%
Total return (based on net asset value)	0.3%	20.8%
Ratio of expenses to average net assets	0.56%	0.64%
Annual distribution rate	7.1%	5.5%

2011 DIVIDENDS AND DISTRIBUTIONS

Paid	Amount (per share)	Type
March 1, 2011	$0.05	Long-term capital gain
March 1, 2011	0.01	Short-term capital gain
March 1, 2011	0.04	Investment income
June 1, 2011	0.10	Investment income
September 1, 2011	0.10	Investment income
December 27, 2011	1.51	Long-term capital gain
December 27, 2011	0.01	Short-term capital gain
December 27, 2011	0.15	Investment income

	$1.97

2012 ANNUAL MEETING OF STOCKHOLDERS

Location: Tremont Grand, Baltimore, Maryland

Date: March 20, 2012

Time: 10:00 a.m.

PORTFOLIO REVIEW

December 31, 2011

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$115,140,527	15.7
Chevron Corp.	100,016,000	13.6
Schlumberger Ltd.	39,278,250	5.4
Occidental Petroleum Corp.	30,452,500	4.1
ConocoPhillips	25,504,500	3.5
Noble Energy, Inc.	21,237,750	2.9
Anadarko Petroleum Corp.	20,990,750	2.9
Royal Dutch Shell plc (Class A) ADR	19,499,169	2.7
Freeport-McMoRan Copper & Gold Inc.	18,946,850	2.6
National Oilwell Varco, Inc.	16,997,500	2.3

Total	$408,063,796	55.7%

SECTOR WEIGHTINGS

LETTER TO STOCKHOLDERS

Economic, political and social issues unnerved the stock markets in 2011. Daily market swings in excess of 3% were not uncommon. Commodity markets in particular presented a challenge, characterized by global economic headwinds and fluctuating commodity supply and demand fundamentals. Against this backdrop, we are pleased to report Petroleum & Resources Corporation (the “Fund” or “Corporation”) significantly outperformed the Lipper Global Natural Resources Funds Index on the year.

Performance Comparisons	1 Year	3 Year*	5 Year*	10 Year*
Petroleum & Resources Net Asset Value	0.3%	15.4%	3.9%	9.4%
Lipper Global Natural Resources Funds Index	-16.4%	15.9%	0.7%	11.8%
Dow Jones U.S. Oil & Gas Index†	4.1%	13.5%	4.8%	11.6%
Dow Jones U.S. Basic Materials Index†	-14.7%	23.0%	4.0%	7.8%
S&P 500 lndex†	2.1%	14.1%	-0.3%	2.9%
Petroleum & Resources Market Price	-2.3%	15.1%	2.6%	8.4%

† Market indices do not include expenses and transaction costs, which are deducted from Fund and Lipper returns.

*Annualized

Our outperformance was accomplished by heavily weighting the Fund in Integrated Oil and Gas, Pipeline and Utility companies. The Dow Jones U.S. Oil & Gas Index rose 4.1% during the year. Within that Index, the Integrated Oil & Gas subsector jumped 13.4%; the Fund’s subsector return was a strong 14.8%. Sizable holdings in Exxon Mobil and an overweight in Chevron contributed to the excellent returns. Similarly, our investments in Pipelines and Utilities, subsectors with less volatility than direct commodity producers, benefited the portfolio. The Pipelines subsector constitutes a small weighting in the Index and in our portfolio (4%) but returned 33.6% for the Fund, led by Williams Companies up 37.5% and Spectra Energy up 28%. Additionally, at year-end, the Fund had a 5.4% position in Utilities that provided a 7.1% return for the year. Exploration and Production, Oil Service and Equipment, and Basic Materials detracted from the strong performance. Specifically, Exploration and Production declined by 7% resulting from exposure to companies weighted toward natural gas production. Our exposure to offshore drillers led the 15.7% decline in the Fund’s Equipment & Services subsector. And, despite significantly outperforming the Dow Jones Basic Materials Index, our holdings in Basic Materials limited our overall return.

2011 IN REVIEW

Positive momentum in commodity markets carried over from the close of 2010. While a double-dip recession in the U.S. and a slowing in demand in Europe were possibilities early in 2011, energy markets were hopeful of continued improvement in the U.S. and developed markets. Slower, but still strong growth in China and the Middle East was also anticipated. Worldwide oil supply and demand were in a delicate balance. That balance in oil of approximately 89 million barrels per day was disrupted early in the year by Middle East uprisings and the civil war in Libya. Prices quickly escalated. Brent oil, the international standard, rose $15 per barrel in the first two weeks of February as crude markets coped with the loss of 1.5 million barrels per day of exports from Libya. Crude prices remained high, peaking in April at $123 when the U.S. and other International Energy Agency member countries collectively agreed to release oil from their strategic petroleum reserves. At the same time, mixed economic data in the U.S. and growing worries that European debt challenges were spreading translated into weaker commodity markets. A correction ensued but Brent crude remained stubbornly high and averaged $111 for the year, providing some evidence that oil markets were still in a tenuous balance. Rising supplies of U.S. crude (West Texas Intermediate) faced transportation issues and averaged $96 for the year. As 2011 drew to a close, worldwide geopolitical risks increased. Violence in Nigeria, Sudan and Yemen, the potential closure of the Strait of Hormuz, embargoes of Iranian crude, and the possibility of strife in Saudi Arabia loomed as threats to oil supplies. These influences outweighed concerns of weak demand and sustained the Brent oil price of $108 per barrel at year-end.

Douglas G. Ober Chairman, President and Chief Executive Officer Nancy J.F. Prue Executive Vice President

LETTER TO STOCKHOLDERS (CONTINUED)

U.S. natural gas is still a much more insular fuel, with strained immediate fundamentals but longer term liquefied natural gas (LNG) export opportunities. The historic relationship between oil and gas pricing is a distant memory. Natural gas prices, as measured by the benchmark Henry Hub spot price, fell from an average of $4.37 per million British thermal units (MMBtu) in 2010 to $3.97 in 2011, the lowest since 2002. That 9% drop, however, does not capture the real pricing issue facing natural gas producers. The year-end price of $2.98 per MMBtu is much more reflective of the significant oversupply of natural gas in the U.S. as is the record year-end storage level. Significant increases in shale gas production resulting from hydraulic fracturing have fundamentally altered gas supplies. The Energy Information Agency estimates total marketed production in 2011 rose by an estimated 5.5%, the largest year-over-year volumetric increase on record. Despite record levels of production and high inventories, companies continued to expand production. Financially supported by hedges and joint venture capital, companies maintained spending levels despite uneconomic returns. At current low prices, industrial and power generation demand is increasing, but not rapidly enough to offset the effects of warm winter weather and rising production.

Weak natural gas prices threatened demand for thermal coal during the year. Coal-fired power generation competed with gas and renewables to fuel the modest growth in electricity demand. By contrast, exports to developing countries continued at high levels. China’s GDP growth of 8.9%, as well as strong demand from South Korea, India and Europe, required imports of coal. Floods in Queensland, Australia, reduced coal supplies and were a windfall for U.S. coal mining companies. Shipments from the U.S. rose to levels not seen in many years.

After an extremely strong environment in 2010, Basic Materials met with headwinds this year. The earthquake in Japan, slower growth in the U.S. and China, and deteriorating European markets hindered global demand. Markets awaited resolution of the economic crises facing debt-ridden countries and demand for economically sensitive materials suffered as a result.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 2011 were $732,810,692 or $28.58 per share on 25,641,018 shares outstanding. This compares with $761,735,503 or $30.73 per share on 24,789,698 shares outstanding a year earlier.

Net investment income for 2011 was $10,208,955 compared to $8,486,334 for 2010. These earnings are equivalent to $0.41 and $0.35 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (total expenses to average net assets) for 2011 was 0.56%.

Net realized gains amounted to $39,332,517 during the year, while the unrealized appreciation on investments decreased from $352,104,389 at December 31, 2010 to $302,253,570 at the end of 2011.

DIVIDENDS AND DISTRIBUTIONS

The total dividends and distributions paid in 2011 were $1.97 per share, compared to $1.27 in 2010. This includes a year-end distribution of $1.67 per share, as announced on November 10, 2011, consisting of investment income of $0.15 and capital gains of $1.52, paid on December 27, 2011. In 2011, the annual distribution rate was 7.1%, compared to 5.5% in 2010. The table on page 19 shows the history of our dividends and distributions over the past fifteen years, including the annual distribution rate to stockholders.

On January 12, 2012, a distribution of $0.10 per share was declared to stockholders of record on February 10, 2012, payable March 1, 2012, representing the balance of undistributed net investment income and capital gains earned during 2011 and an initial distribution from 2012 net investment income, all taxable to stockholders in 2012.

OUTLOOK FOR 2012

The slim availability of worldwide spare production capacity, coupled with numerous potential disruptions, supported the Brent price of $110 early in 2012. Iran’s threat to close the Strait of Hormuz, potential sanctions against Iran and unrest in a number of oil-producing countries pose numerous threats to supply. The potential loss of any supply is an overriding issue in oil forecasts. These geopolitical supply issues are offset by economic demand forecasts, highlighting near-term slowing of demand. Uncertain Eurozone economies, declining gasoline demand in the U.S. and fiscal pressure on emerging economies to cut fuel subsidies may dampen demand. Global demand is expected to rise by just 1.2 million barrels per day. Supply of non-OPEC oil and a return of Libya and Iraq production may exceed demand growth and put pressure on OPEC to reduce production. Looking beyond these immediate-term market forces, long-term positive fundamentals for crude remain intact when OECD countries stabilize and developing economies escalate calls on oil.

LETTER TO STOCKHOLDERS (CONTINUED)

Most new gas drilling is uneconomic currently, since the Henry Hub price has dropped to $2.36 per MMBtu. Abnormally low heating demand this winter and rampant shale gas production growth have created record inventory levels and an incredible supply glut. This is bearish for at least 2012 and holds negative pricing implications for 2013. Rapid and universal spending discipline by gas producers could quickly alleviate these bearish conditions but few companies have demonstrated such control. As favorable hedges roll off and gas prices drop below cash costs, restraint may develop. Unless markets experience a sharp and unexpected jump in demand or producer rationalization, prices are doomed to languish. Sustained low prices, continuing declines in unit costs and increases in well productivity portend massive long-term growth but at the expense of near-term returns. LNG exports and future coal-fired plant retirements, as well as multi-industry usage of lower-priced fuels, present long-term opportunities. Foreign investors demonstrated confidence in future LNG potential by buying gas producers last year and large U.S. integrated companies have also expanded their gas portfolios. Acquisition interest will remain high given long-term investment horizons for the acquirors.

Domestically, coal usage will be challenged by coal-to-gas switching for electric generation as well as coal plant retirements. Worldwide, coal will continue to supply developing economies. Our anticipated global growth of 3.5%, led by developing markets, will provide export opportunities, albeit at a slower pace. China, India and Japan should continue to show strength. The major unknown is European demand where markets await a solution to the debt crisis. Also, without the Queensland outages that benefitted coal prices in 2011, this year may be a more difficult year. U.S. coal prices will reflect natural gas markets and potential environmental regulatory changes.

As we begin 2012, much uncertainty remains within the global macro environment. Political and regulatory volatility overshadow economic trends. We anticipate global growth of 3.5%. The U.S. economy is expected to grow at about 2.5% this year, supported by improving fundamentals, low interest rates, and favorable monetary policies. Growth in European economies is less certain pending debt resolutions. Markets again will be looking to China, India and other developing regions to support demand for energy and other commodity resources. As we’ve done for over 82 years, we will continue to adjust the portfolio to respond to the opportunities and challenges that are presented as these developments unfold.

We are sad to report the death of one of our longest-serving directors, Thomas H. Lenagh. Mr. Lenagh joined the Board of Directors in 1987. He was a very dedicated director, participating in a wide range of discussions at every meeting and constantly pushing us to do our best. At various times, he sat on all of our committees, including the Executive, Audit, Compensation, Retirement Benefits, and Nominating and Governance Committees, always a valued member. His abiding concern for the welfare of the Corporation and its stockholders was consistently apparent. His wisdom, counsel, and historical knowledge will be truly missed. Our condolences go out to his family.

By order of the Board of Directors,

Douglas G. Ober	Nancy J.F. Prue

Chairman, President and Chief Executive Officer	Executive Vice President

January 27, 2012

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets
Investments* at value:
Common stocks (cost $431,228,358)	$732,656,071
Short-term investments (cost $3,332,193)	3,332,193
Securities lending collateral (cost $12,750,845)	12,750,845	$748,739,109
Cash		199,325
Receivables:
Investment securities sold		72,959
Dividends and interest		819,839
Prepaid expenses and other assets		660,207
Total Assets		750,491,439

Liabilities
Investment securities purchased		934,292
Open written option contracts* at value (proceeds $1,445,000)		619,143
Obligations to return securities lending collateral		12,750,845
Accrued pension liabilities		2,431,796
Accrued expenses and other liabilities		944,671
Total Liabilities		17,680,747
Net Assets		$732,810,692

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 25,641,018 shares (includes 33,176 restricted shares, 8,800 nonvested or deferred restricted stock units, and 5,718 deferred stock units) (note 6)		$25,641
Additional capital surplus		431,624,337
Accumulated other comprehensive income (note 5)		(2,033,685)
Undistributed net investment income		(316,700)
Undistributed net realized gain on investments		1,257,529
Unrealized appreciation on investments		302,253,570
Net Assets Applicable to Common Stock		$732,810,692
Net Asset Value Per Share of Common Stock		$28.58

* See Schedule of Investments on page 15 and Schedule of Outstanding Written Option Contracts on page 17.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

Investment Income
Income:
Dividends	$14,427,147
Interest and other income	176,388
Total income	14,603,535
Expenses:
Investment research	1,545,620
Administration and operations	1,090,641
Directors’ fees	501,380
Travel, training, and other office expenses	243,890
Reports and stockholder communications	204,489
Investment data services	203,374
Transfer agent, registrar, and custodian	152,140
Occupancy	134,245
Audit and accounting services	99,681
Insurance	74,542
Legal services	23,758
Other	120,820
Total expenses	4,394,580
Net Investment Income	10,208,955
Change in Accumulated Other Comprehensive Income (note 5)	(853,586)

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	37,584,591
Net realized gain on written option contracts	1,747,926
Change in unrealized appreciation on securities	(50,351,258)
Change in unrealized appreciation on written option contracts	500,439
Net Loss on Investments	(10,518,302)
Change in Net Assets Resulting from Operations	$(1,162,933)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2011	2010
From Operations:
Net investment income	$10,208,955	$8,486,334
Net realized gain on investments	39,332,517	22,810,200
Change in unrealized appreciation on investments	(49,850,819)	98,443,043
Change in accumulated other comprehensive income (note 5)	(853,586)	170,773
Change in net assets resulting from operations	(1,162,933)	129,910,350

Distributions to Stockholders From:
Net investment income	(9,671,069)	(7,785,849)
Net realized gain from investment transactions	(39,180,757)	(23,106,077)
Decrease in net assets from distributions	(48,851,826)	(30,891,926)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	20,801,833	11,791,573
Deferred compensation (notes 4, 6)	288,115	207,183
Increase in net assets from capital share transactions	21,089,948	11,998,756
Total Change in Net Assets	(28,924,811)	111,017,180

Net Assets:
Beginning of year	761,735,503	650,718,323
End of year (including undistributed net investment income of $(316,700) and $(903,227), respectively)	$732,810,692	$761,735,503

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the “Corporation”) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed closed-end fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Corporation’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Corporation’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at December 31, 2011 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$732,656,071	$—	$—	$732,656,071
Short-term investments	3,332,193	—	—	3,332,193
Securities lending collateral	12,750,845	—	—	12,750,845
Total investments	$748,739,109	$—	$—	$748,739,109
Written options	$(619,143)	$—	$—	$(619,143)

There were no transfers into or from Level 1 or Level 2 during the year ended December 31, 2011.

2. FEDERAL INCOME TAXES

No federal income tax provision is required since the Corporation’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2011, the identified cost of securities for federal income tax purposes was $447,311,396 and net unrealized appreciation aggregated $301,427,713, consisting of gross unrealized appreciation of $326,923,905 and gross unrealized depreciation of $25,496,192.

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Corporation’s retirement plans and equity-based compensation. Differences that are permanent, while not material for the year ended December 31, 2011, are reclassified in the capital accounts of the Corporation’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Corporation during the years ended December 31, 2011 and December 31, 2010, were classified as ordinary income of $10,161,938 and $12,405,882, respectively, and as long-term capital gain of $38,663,483 and $18,495,973, respectively. The tax

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

basis of distributable earnings at December 31, 2011 was $940,043 of undistributed ordinary income and $1,060,638 of undistributed long-term capital gain.

3. INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2011 were $139,237,834 and $127,660,119, respectively.

The Corporation is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Corporation may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Corporation has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Corporation to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of December 31, 2011 can be found on page 17.

When the Corporation writes (purchases) an option, an amount equal to the premium received (paid) by the Corporation is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2011 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2010	2,651	$296,088	651	$279,272
Options written	19,730	2,557,490	23,266	4,429,940
Options terminated in closing purchase transactions	(4,387)	(431,199)	(4,090)	(582,229)
Options expired	(13,074)	(1,860,388)	(11,074)	(2,231,235)
Options exercised	(2,677)	(174,657)	(4,545)	(838,082)
Options outstanding, December 31, 2011	2,243	$387,334	4,208	$1,057,666

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2011, the Corporation issued 837,497 shares of its Common Stock at a price of $24.81 per share (the average market price on December 7, 2011) to stockholders of record on November 21, 2011 who elected to take stock in payment of the distribution from 2011 capital gain and investment income. During 2011, 870 shares were issued at a weighted average price of $26.83 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2010, the Corporation issued 449,893 shares of its Common Stock at a price of $26.18 per share (the average market price on December 8, 2010) to stockholders of record on November 19, 2010 who elected to take stock in payment of the distribution from 2010 capital gain and investment income. During 2010, 547 shares were issued at a weighted average price of $24.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Common Stock for 2011 and 2010 were as follows:

	Shares		Amount
	2011	2010	2011	2010
Shares issued in payment of dividends	838,367	450,440	$20,801,833	$11,791,573
Net activity under the 2005 Equity Incentive Compensation Plan	12,953	11,951	288,115	207,183
Net change	851,320	462,391	$21,089,948	$11,998,756

5. RETIREMENT PLANS

Defined Contribution Plans — The Corporation sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Corporation expensed contributions to the plans in the amount of $212,057, a portion thereof based on company performance, for the year ended December 31, 2011. The Corporation does not provide postretirement medical benefits.

Defined Benefit Plans — On October 1, 2009, the Corporation froze its non-contributory qualified and nonqualified defined benefit pension plans. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation contributed $540,000 to the qualified plan and $231,208 to the nonqualified plan in 2011 and anticipates making aggregate contributions of up to $995,000 in 2012.

The Corporation uses a December 31 measurement date for its plans. Details in aggregate for the plans were as follows:

	2011	2010
Change in benefit obligation
Benefit obligation at beginning of year	$5,897,575	$5,525,062
Interest cost	244,878	259,813
Actuarial loss	778,925	186,725
Benefits paid	(74,025)	(74,025)
Benefit obligation at end of year	$6,847,353	$5,897,575

	2011	2010
Change in qualified plan assets
Fair value of qualified plan assets at beginning of year	$3,961,043	$3,123,331
Actual return on plan assets	(42,669)	380,529
Employer contributions	540,000	531,208
Benefits paid	(42,817)	(74,025)
Fair value of qualified plan assets at end of year	$4,415,557	$3,961,043
Funded status	$(2,431,796)	$(1,936,532)

The accumulated benefit obligation for all defined benefit pension plans was $6,847,353 and $5,897,575 at December 31, 2011 and 2010, respectively.

The primary investment objectives of the Corporation’s qualified pension plan assets are to provide capital appreciation, income, and preservation of capital. The plan’s objectives are achieved through a diversified portfolio including common stock of The Adams Express Company, the Corporation’s non-controlling affiliate, and pooled separate accounts (“PSA”). PSAs are made up of a wide variety of underlying investments in equity and fixed income securities. The Corporation’s targeted asset allocation is to maintain approximately 51% of plan assets invested in equity securities and approximately 49% of plan assets invested in fixed income securities. The investment in The Adams Express Company common stock represented 5% of plan assets at December 31, 2011.

The net asset value of a PSA is based on the fair value of its underlying investments. The fair value of the plan assets is determined using various inputs, summarized into the three levels described in footnote 1. The plan assets at December 31, 2011 were classified as follows:

	Level 1	Level 2	Level 3	Total
Equity PSAs	$—	$1,869,214	$—	$1,869,214
Fixed Income PSAs	—	2,113,555	—	2,113,555
Regulated Investment Companies	432,788	—	—	432,788
Total	$432,788	$3,982,769	$—	$4,415,557

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Items impacting the Corporation’s earnings were:

	2011	2010
Components of net periodic pension cost
Interest cost	$244,878	$259,813
Expected return on plan assets	(213,408)	(163,366)
Net loss component	181,415	140,335
Net periodic pension cost	$212,885	$236,782

	2011	2010
Changes recognized in accumulated other comprehensive income
Net gain/(loss)	$(1,035,001)	$30,438
Amortization of net loss	181,415	140,335
Change in accumulated other comprehensive income	$(853,586)	$170,773

Accumulated other comprehensive income was comprised of net actuarial losses of $(2,033,685) and $(1,180,099) at December 31, 2011 and 2010, respectively. In 2012, the Corporation estimates that $304,998 of net losses will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations were:

	2011	2010
Discount rate	4.25%	5.00%
Rate of compensation increase	—	—

The assumptions used to determine net periodic pension cost were:

	2011	2010
Discount rate	5.00%	5.65%
Expected long-term return on plan assets	6.50%	7.25%
Rate of compensation increase	—	—

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The following benefit payments are eligible to be paid in the years indicated:

Pension Benefits
2012	$2,170,000
2013	141,000
2014	600,000
2015	170,000
2016	159,000
Years 2017-2021	2,410,000

6. EQUITY-BASED COMPENSATION

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of restricted stock awards (both performance and nonperformance-based), as well as stock options and other stock incentives, to key employees and all non-employee directors. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, of which 786,624 shares remain available for future grants at December 31, 2011.

A summary of the status of the Corporation’s awards granted under the 2005 Plan as of December 31, 2011, and changes during the year then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2010	40,007	$26.88
Granted:
Restricted stock	12,163	28.29
Restricted stock units	3,600	29.90
Deferred stock units	1,426	26.48
Vested & issued	(6,886)	30.17
Forfeited	(2,616)	37.51
Balance at December 31, 2011 (includes 31,906 performance-based awards and 15,788 nonperformance-based awards)	47,694	$25.69

Compensation cost resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation cost is based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation cost for restricted stock granted to employees for the year ended December 31, 2011 was $187,366. The total compensation cost for restricted stock units granted to non-employee directors for the year ended December 31, 2011 was $105,880. As of December 31, 2011, there was total unrecognized compensation cost of $358,277, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.58 years. The total fair value of shares and units vested and issued during the year ended December 31, 2011 was $191,933.

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan. Unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years, however, remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2011, and changes during the year then ended is presented below:

	Options	Weighted- Average Exercise Price		Weighted- Average Remaining Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2010	14,821	$8.03		1.65
Exercised	(9,613)	7.53		—	$182,485
Outstanding at December 31, 2011	5,208	$7.37	*	1.68	$71,126
Exercisable at December 31, 2011	864	$6.23		0.04	$15,772
*	Exercise prices range from $6.23 to $7.60

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2011 was $4,870.

7. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the year ended December 31, 2011 to officers and directors amounted to $2,126,278, of which $430,735 was paid as fees to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in a registered money market fund. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 2011, the Corporation had securities on loan of $12,620,116 and held cash collateral of $12,750,845; additional collateral was delivered the next business day in accordance with the procedure described above. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. OPERATING LEASE COMMITMENT

The Corporation shares office space and equipment with its non-controlling affiliate, The Adams Express Company, under operating lease agreements expiring at various dates through the year 2016. Rental payments are based on a predetermined cost sharing methodology. The Corporation recognized rental expense of $108,174 in 2011, and its estimated portion of the minimum rental commitments is as follows:

2012	$110,996
2013	108,729
2014	108,814
2015	109,009
2016	52,264
Total	$489,812

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$30.73	$26.75	$22.49	$42.99	$36.61
Net investment income	0.41	0.35	0.28	0.43	0.46
Net realized gains and increase (decrease) in unrealized appreciation	(0.42)	4.97	5.37	(17.71)	10.37
Change in accumulated other comprehensive income (note 5)	(0.03)	0.01	0.10	(0.07)	0.00
Total from investment operations	(0.04)	5.33	5.75	(17.35)	10.83

Less distributions
Dividends from net investment income	(0.39)	(0.32)	(0.37)	(0.38)	(0.49)
Distributions from net realized gains	(1.58)	(0.95)	(1.03)	(2.61)	(3.82)
Total distributions	(1.97)	(1.27)	(1.40)	(2.99)	(4.31)
Capital share repurchases	—	—	0.02	0.08	0.10
Reinvestment of distributions	(0.14)	(0.08)	(0.11)	(0.24)	(0.24)
Total capital share transactions	(0.14)	(0.08)	(0.09)	(0.16)	(0.14)
Net asset value, end of year	$28.58	$30.73	$26.75	$22.49	$42.99
Market price, end of year	$24.48	$27.01	$23.74	$19.41	$38.66

Total Investment Return
Based on market price	(2.3)%	19.6%	30.3%	(42.2)%	28.9%
Based on net asset value	0.3%	20.8%	26.7%	(39.8)%	31.0%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$732,811	$761,736	$650,718	$538,937	$978,920
Ratio of expenses to average net assets	0.56%	0.64%	0.96%†	0.51%	0.54%
Ratio of net investment income to average net assets	1.29%	1.32%	1.18%†	1.10%	1.12%
Portfolio turnover	16.40%	16.79%	14.35%	16.89%	7.36%
Number of shares outstanding at end of year (in 000’s)	25,641	24,790	24,327	23,959	22,768

†	For 2009, the ratios of expenses and net investment income to average net assets were 0.78% and 1.36%, respectively, after adjusting for non-recurring pension expenses.

SCHEDULE OF INVESTMENTS

December 31, 2011

	Shares	Value (A)
Common Stocks — 100.0%
Energy — 78.3%
Exploration & Production — 22.3%
Anadarko Petroleum Corp.	275,000	$20,990,750
Apache Corp. (E)	150,000	13,587,000
Devon Energy Corp.	135,000	8,370,000
Energen Corp.	185,000	9,250,000
EOG Resources, Inc.	110,000	10,836,100
EQT Corp.	140,000	7,670,600
Forest Oil Corp. (C)	200,000	2,710,000
Marathon Oil Corp.	130,000	3,805,100
Marathon Petroleum Corp.	175,000	5,825,750
Newfield Exploration Co. (C)	80,000	3,018,400
Noble Energy, Inc.	225,000	21,237,750
Oasis Petroleum, Inc. (B) (C) (E)	150,000	4,363,500
Occidental Petroleum Corp.	325,000	30,452,500
Pioneer Natural Resources Co. (E)	100,000	8,948,000
QEP Resources, Inc. (with attached rights)	200,000	5,860,000
Southwestern Energy Co. (C)	200,000	6,388,000

		163,313,450

Integrated Oil & Gas — 37.4%
Chevron Corp.	940,000	100,016,000
ConocoPhillips	350,000	25,504,500
Exxon Mobil Corp. (F)	1,358,430	115,140,527
Hess Corp.	250,000	14,200,000
Royal Dutch Shell plc (Class A) ADR	266,783	19,499,169

		274,360,196

Pipelines — 4.0%
Kinder Morgan Inc. (B)	250,000	8,042,500
Spectra Energy Corp.	208,812	6,420,969
Williams Companies, Inc.	450,000	14,859,000

		29,322,469

Services — 14.6%
Baker Hughes, Inc.	215,000	10,457,600
Halliburton Co.	427,500	14,753,025
Nabors Industries Ltd. (C)	119,000	2,063,460
National Oilwell Varco, Inc.	250,000	16,997,500
Oil States International, Inc. (C) (E)	140,000	10,691,800
Schlumberger Ltd.	575,000	39,278,250
Seadrill Ltd. (B)	200,003	6,636,100
Weatherford International, Ltd. (C)	400,000	5,856,000

		106,733,735

Basic Materials — 16.3%
Chemicals — 10.0%
Air Products and Chemicals, Inc.	100,000	8,519,000
CF Industries Holdings, Inc. (E)	70,069	10,158,604
Dow Chemical Co.	550,000	15,818,000
FMC Corp. (E)	130,000	11,185,200
Potash Corporation of Saskatchewan Inc. (E)	289,000	11,929,920
Praxair, Inc. (E)	150,000	16,035,000

		73,645,724

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2011

	Principal/ Shares	Value (A)
Industrial Metals — 4.8%
Cliffs Natural Resources Inc. (E)	142,000	$8,853,700
Freeport-McMoRan Copper & Gold Inc.	515,000	18,946,850
Teck Resources Ltd. (Class B)	200,000	7,038,000

		34,838,550

Mining — 1.5%
CONSOL Energy Inc.	46,300	1,699,210
Molycorp, Inc. (B) (C)	89,800	2,153,404
Peabody Energy Corp	221,600	7,337,176

		11,189,790

Utilities — 5.4%
MDU Resources Group, Inc.	279,000	5,987,340
National Fuel Gas Co.	165,000	9,170,700
New Jersey Resources Corp.	280,000	13,776,000
Northeast Utilities	200,000	7,214,000
Questar Corp.	156,300	3,104,117

		39,252,157

Total Common Stocks (Cost $431,228,358)		732,656,071

Short-Term Investments — 0.5%
Money Market Account — 0.5%
M&T Bank, 0.50%	$3,292,193	3,292,193

Money Market Funds — 0.0%
Fidelity Institutional Money Market-Government Portfolio, 0.01% (D)	10,000	10,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.02% (D)	10,000	10,000

		40,000

Total Short-Term Investments (Cost $3,332,193)		3,332,193

Securities Lending Collateral — 1.7%
(Cost $12,750,845)
Money Market Funds — 1.7%
Invesco Short-Term Investment Trust — Liquid Assets Portfolio (Institutional Class), 0.16% (D)	12,750,845	12,750,845

Total Investments — 102.2% (Cost $447,311,396)		748,739,109
Cash, receivables, prepaid expenses and other assets, less liabilities — (2.2)%		(15,928,417)

Net Assets — 100.0%		$732,810,692

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $17,631,720.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $22,182,700.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

December 31, 2011

Contracts 100 shares each	Security	Strike Price	Contract Expiration Date	Value

COVERED CALLS
150	Apache Corp.	$100	Jan 12	$6,600
100	Apache Corp.	105	Feb 12	7,300
276	CF Industries Holdings, Inc.	230	Jan 12	1,104
378	Cliffs Natural Resources Inc.	110	Jan 12	1,890
200	FMC Corp.	100	Apr 12	32,000
250	Oasis Petroleum, Inc.	30	Feb 12	47,500
200	Oil States International, Inc.	90	Mar 12	38,000
250	Pioneer Natural Resources Co.	100	Mar 12	71,250
289	Potash Corporation of Saskatchewan Inc.	73.33	Jan 12	289
150	Praxair, Inc.	115	Jan 12	2,250

2,243				208,183

COLLATERALIZED PUTS
150	Anadarko Petroleum Corp.	70	Jan 12	10,200
500	Baker Hughes, Inc.	45	Jan 12	32,000
276	CF Industries Holdings, Inc.	115	Jan 12	4,416
200	CF Industries Holdings, Inc.	120	Feb 12	46,000
416	Cliffs Natural Resources Inc.	60	Jan 12	81,120
250	Exxon Mobil Corp.	62.50	Jan 12	1,750
200	FMC Corp.	75	Jan 12	7,000
500	Halliburton Co.	29	Jan 12	7,000
250	Molycorp, Inc.	25	Jan 12	55,500
250	Molycorp, Inc.	27	Feb 12	115,000
250	National Oilwell Varco, Inc.	50	Feb 12	7,500
250	Oasis Petroleum, Inc.	25	Feb 12	18,750
200	Oil States International, Inc.	50	Mar 12	12,000
166	Peabody Energy Corp.	22	Mar 12	6,474
150	Praxair, Inc.	80	Jan 12	2,250
200	Seadrill Ltd.	28	Jan 12	4,000

4,208				410,960

	Total Option Liability (Unrealized Gain of $825,857)			$619,143

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the “Corporation”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Corporation’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 10, 2012

CHANGES IN PORTFOLIO SECURITIES

During the Three Months December 31, 2011

(unaudited)

	Shares
	Additions		Reductions	Held Dec. 31, 2011
Anadarko Petoleum Corp.	90,000			275,000
Lone Pine Resources Group, Inc.	122,497	(1)	122,497	—
Marathon Petroleum Corp.	75,000			175,000
Molycorp, Inc.	89,800			89,800
Royal Dutch Shell plc (Class A) ADR	4,000	(2)	76,000	266,783
Seadrill Ltd.	200,003			200,003
Dow Chemical Co.			50,000	550,000
EQT Corp.			20,000	140,000
Halliburton Co.			97,500	427,500
MDU Resources Group, Inc.			20,000	279,000
National Fuel Gas Co.			10,000	165,000
Newfield Exploration Co.			30,000	80,000
Occidental Petroleum Corp.			25,000	325,000
Pioneer Natural Resources Co.			20,000	100,000
Transocean Ltd.			217,953	—
Weatherford International, Ltd.			50,000	400,000

(1)	Received 0.612485 share for each share of Forest Oil Corp. owned.
(2)	In lieu of cash dividend.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Distribution Rate**
1997	$556,452,549	$20,134,181	$27.64	$24.33	$.51	$1.04	$1.55	6.4%
1998	474,821,118	20,762,063	22.87	20.42	.52	1.01	1.53	6.5
1999	565,075,001	21,471,270	26.32	21.50	.48	1.07	1.55	7.0
2000	688,172,867	21,053,644	32.69	27.31	.39	1.35	1.74	7.0
2001	526,491,798	21,147,563	24.90	23.46	.43	1.07	1.50	5.6
2002	451,275,463	21,510,067	20.98	19.18	.43	.68	1.11	5.1
2003	522,941,279	21,736,777	24.06	23.74	.38	.81	1.19	5.8
2004	618,887,401	21,979,676	28.16	25.78	.44	.88	1.32	5.4
2005	761,913,652	21,621,072	35.24	32.34	.56	1.22	1.78	5.9
2006	812,047,239	22,180,867	36.61	33.46	.47	3.33	3.80	11.3
2007	978,919,829	22,768,250	42.99	38.66	.49	3.82	4.31	11.6
2008	538,936,942	23,958,656	22.49	19.41	.38	2.61	2.99	8.9
2009	650,718,323	24,327,307	26.75	23.74	.37	1.03	1.40	6.6
2010	761,735,503	24,789,698	30.73	27.01	.32	.95	1.27	5.5
2011	732,810,692	25,641,018	28.58	24.48	.39	1.58	1.97	7.1

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock for the year.

PETROLEUM & RESOURCES CORPORATION

(unaudited)

Calendar year- end	Market value of original investment	Cumulative market value of shares from capital gains distributions	Cumulative market value of shares from income dividends	Total market value	Net asset value of total shares
1997	$10,475	$442	$218	$11,135	$12,650
1998	8,792	839	404	10,035	11,237
1999	9,257	1,451	654	11,362	13,909
2000	11,758	2,645	1,051	15,454	18,498
2001	10,101	2,894	1,116	14,111	14,977
2002	8,258	2,770	1,142	12,170	13,313
2003	10,221	4,006	1,684	15,911	16,125
2004	11,100	4,945	2,151	18,196	19,876
2005	13,924	7,047	3,097	24,068	26,227
2006	14,406	9,777	3,550	27,733	30,344
2007	16,645	14,576	4,513	35,734	39,737
2008	8,357	9,812	2,481	20,650	23,927
2009	10,221	13,194	3,481	26,896	30,307
2010	11,629	16,144	4,390	32,163	36,593
2011	10,540	16,492	4,398	31,430	36,694

ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1997–2011. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts a link to its Forms N-Q on its website at www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

ANNUAL CERTIFICATION

The Corporation’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and the Corporation’s proxy voting record for the 12-month period ended June 30, 2011 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website at www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation’s actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation’s periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

BOARD OF DIRECTORS

Personal Information	Position Held with the Fund	Term of Office	Length of Time Served	Principal Occupations	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Directors

Enrique R. Arzac, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 70	Director	One Year	Since 1987	Professor of Finance and Economics at the Graduate School of Business, Columbia University, formerly Vice Dean of Academic Affairs.	Two	Director of The Adams Express Company (investment company), Aberdeen Asset Management Funds (6 funds) (investment companies), Credit Suisse Asset Management Funds (“CSAM”) (5 funds) (investment companies), Epoch Holdings Corporation (asset management), and Mirae Asset Discovery Funds (6 funds) (investment companies). In addition to the CSAM funds referred to above, Dr. Arzac served as a director of 8 other funds at CSAM and as a director of Starcomms Plc (telecommunications) within the past five years.
Phyllis O. Bonanno 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 68	Director	One Year	Since 2003	Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel).	Two	Director of The Adams Express Company (investment company), Borg-Warner Inc. (industrial), and Mohawk Industries, Inc. (carpets and flooring).
Kenneth J. Dale 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 55	Director	One Year	Since 2008	Senior Vice President and Chief Financial Officer of The Associated Press.	Two	Director of The Adams Express Company (investment company).
Daniel E. Emerson 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 87	Director	One Year	Since 1987	Retired Executive Vice President of NYNEX Corp. (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously, Executive Vice President and Director of New York Telephone Company.	Two	Director of The Adams Express Company (investment company).
Frederic A. Escherich 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 59	Director	One Year	Since 2006	Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with JPMorgan.	Two	Director of The Adams Express Company (investment company).
Roger W. Gale, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 65	Director	One Year	Since 2005	President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group of PA Consulting Group (energy consultants).	Two	Director of The Adams Express Company (investment company), and Ormat Technologies, Inc. (geothermal and renewable energy).

BOARD OF DIRECTORS (CONTINUED)

Personal Information	Position Held with the Fund	Term of Office	Length of Time Served	Principal Occupations	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Directors (continued)

Kathleen T. McGahran, Ph.D., J.D., C.P.A 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 61	Director	One Year	Since 2003	President & CEO of Pelham Associates, Inc. (executive education), and Adjunct Associate Professor, Stern School of Business, New York University. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University.	Two	Director of The Adams Express Company (investment company).
Craig R. Smith, M.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 65	Director	One Year	Since 2005	President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries), and Chief Operating Officer of Algenol Biofuels Inc. (ethanol manufacturing). Formerly, Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceuticals and biotechnology).	Two	Director of The Adams Express Company (investment company), Algenol Biofuels Inc. (ethanol manufacturing), and Depomed, Inc. (specialty pharmaceuticals), and during the past five years also served as a director of LaJolla Pharmaceutical Company.

Interested Director
Douglas G. Ober 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 65	Director, Chairman, President and CEO	One Year	Director since 1989; Chairman of the Board since 1991	Chairman, President and CEO of the Corporation and Chairman and CEO of The Adams Express Company.	Two	Director of The Adams Express Company (investment company).

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Corporation (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Fees are subject to change at any time.

Fees:	Minimum and Maximum Cash Investments:

Initial Enrollment and Optional Cash Investments:

Service Fee $2.50 per investment

Brokerage Commission $0.05 per share

Reinvestment of Dividends*:

Service Fee 2% of amount invested

(maximum of $2.50 per investment)

Brokerage Commission $0.05 per share

Sale of Shares:

Service Fee $10.00

Brokerage Commission $0.05 per share

Deposit of Certificates for safekeeping $7.50

(waived if sold)

Book to Book Transfers Included

To transfer shares to another participant or to a

new participant

* The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Initial minimum investment (non-holders) $500

Minimum optional investment (existing holders) $50

Electronic Funds Transfer (monthly minimum) $50

Maximum per transaction $25,000

Maximum per year NONE

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

ELECTRONIC DELIVERY OF STOCKHOLDER REPORTS

The Corporation offers stockholders the benefits and convenience of viewing Quarterly and Annual Reports and other stockholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Corporation’s printing and mailing costs. To enroll, please visit the following websites:

Registered stockholders with AST: www.amstock.com/main

Stockholders using brokerage accounts: http://enroll.icsdelivery.com/PEO

PETROLEUM & RESOURCES CORPORATION

Board Of Directors

Enrique R. Arzac [2,3] Phyllis O. Bonanno [3,4] Kenneth J. Dale [2,4] Daniel E. Emerson [1,3,5] Frederic A. Escherich [1,4,5]	Roger W. Gale [2,4] Kathleen T. McGahran [1,3,5] Douglas G. Ober [1] Craig R. Smith [1,3,5]

1. Member of Executive Committee 2. Member of Audit Committee 3. Member of Compensation Committee 4. Member of Retirement Benefits Committee 5. Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman, President and Chief Executive Officer

Nancy J.F. Prue, CFA	Executive Vice President

David D. Weaver, CFA	Executive Vice President

Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary

Michael A. Kijesky, CFA	Vice President — Research

Brian S. Hook, CFA, CPA	Treasurer

Christine M. Sloan, CPA	Assistant Treasurer

Geraldine H. Paré	Assistant Secretary

The Corporation

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900        (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Petroleum & Resources Corporation

PETROLEUM & RESOURCES CORPORATION
SEVEN ST. PAUL STREET
SUITE 1140
BALTIMORE, MD 21202
(410) 752-5900 or (800) 638-2479
www.peteres.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.peteres.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the Board of Directors has determined meets such definition is Enrique R. Arzac, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements and review of the registrant's semi-annual financial statements for 2011 and audits of the registrant's annual and semi-annual financial statements for 2010 were $59,714 and $67,261, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2011 and 2010.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2011 and 2010 were $5,088 and $4,964, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2011 and 2010 were $5,821 and $5,679, respectively, which related to the review of the registrant's procedures for calculating the amounts to be paid or granted to the registrant's officers in accordance with the registrant's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to those plans, and preparation of a related report to the registrant's Compensation Committee; and review of the documentation relating to compliance by the registrant's employees and directors with the requirements of the registrant's Code of Ethics pertaining to personal stock trading, and presentation of a related report to the Chief Executive Officer.

(e)	(1)

Audit Committee Pre-Approval Policy. The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit and review quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting. All services performed in 2011 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2011 and 2010 were $10,909 and $10,643, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, Chair, Kenneth J. Dale, and Roger W. Gale.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

Petroleum & Resources Corporation ("Petroleum") follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the recommendation of the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to- day operations of the company or concern matters that are more appropriate for global solutions rather than company- specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Douglas G. Ober, Chairman, President and Chief Executive Officer, Nancy J.F. Prue, Executive Vice President, and David D. Weaver, Executive Vice President, comprise the 3 person portfolio management team for the registrant. Mr. Ober has served as portfolio manager for the registrant since 1991, along with Ms. Prue since July 2009, and Mr. Weaver since March 2010. Prior thereto, Ms. Prue served as Vice President from 2005 to July 2009 for the registrant and as Vice President-Research from 1986 to 2005. Mr. Weaver has served as an officer for The Adams Express Company since January 2007 and a research analyst from 2004 to January 2007. Mr. Ober is the lead member of the portfolio management team. Messrs. Ober and Weaver and Ms. Prue receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

(2) As of the date of this filing, Messrs. Ober and Weaver and Ms. Prue also serve on the portfolio management team for the registrant's non-controlling affiliate, The Adams Express Company (Adams), a registered investment company with total net assets of $1,050,733,678 as of December 31, 2011. Mr. Ober is Chairman and Chief Executive Officer of Adams and Mr. Weaver and Ms. Prue serve as President and Executive Vice President, respectively. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2011, the portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a two-thirds weighting, and individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year, with a one-third weighting. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the Executive Vice Presidents. Fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The registrant's total return on net asset value ("NAV") over each of the two periods is used to determine a base percentage of target, which, for 2011, was then adjusted by performance relative to a hypothetical portfolio comprised of an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the S&P 500 Index for the first quarter of 2009 and an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index from April 1, 2009 and forward ("Hypothetical Portfolio"). Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by shareholders in 2005 and reapproved in 2010, can take several forms. For 2011, grants of restricted stock were made on January 13, 2011, which vest three years after grant, but only upon the achievement of specified performance criteria. The target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the registrant's three-year NAV total return meets or exceeds the three-year total return of a performance benchmark comprised of the Hypothetical Portfolio. Depending on the level of registrant's outperformance or underperformance of the performance benchmark on the measurement date, an additional number of shares, a lesser percentage, or no shares will be earned and will vest.

(4) Using a valuation date of December 31, 2011, Mr. Ober beneficially owns equity securities in the registrant valued over $1,000,000. Ms. Prue beneficially owns equity securities in the registrant valued between $100,001 and $500,000. Mr. Weaver beneficially owns equity securities in the registrant valued between $50,001 and $100,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	------------------------		------------------------	------------------------		------------------------
January 2011	0		$0.00	0		1,217,002
February 2011	0		$0.00	0		1,217,002
March 2011	0		$0.00	0		1,217,002
April 2011	0		$0.00	0		1,217,002
May 2011	0		$0.00	0		1,217,002
June 2011	0		$0.00	0		1,217,002
July 2011	0		$0.00	0		1,217,002
August 2011	0		$0.00	0		1,217,002
September 2011	0		$0.00	0		1,217,002
October 2011	0		$0.00	0		1,217,002
November 2011	0		$0.00	0		1,217,002
December 2011	0		$0.00	0		1,240,156	(2)
	---------------------		---------------------	---------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 9, 2010.

(2.b) The share amount approved in 2010 was 5% of outstanding shares, or 1,217,002 shares.

(2.c) The Plan was set to expire on December 31, 2011, but was extended by the Board on December 8, 2011, authorizing purchases of up to 5% of the outstanding shares, or 1,240,156 shares, through December 31, 2012.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Petroleum & Resources Corporation

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	February 23, 2012

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	February 23, 2012